Exhibit 99.2
ThredUp Inc.
Fourth Quarter and Full Year 2025 Supplemental Financials
All results reported are for continuing operations, unless otherwise noted.
Key Financial Metrics for the Quarter
•Revenue of $79.7 million
◦vs. $67.3 million in 4Q24
◦Increase of 18.5% YoY
•Gross profit of $63.4 million
◦vs. $54.1 million in 4Q24
◦Increase of 17.3% YoY
•Gross margin of 79.6%
◦vs. 80.4% in 4Q24
•Loss from continuing operations of $5.6 million
◦vs. loss of $8.1 million in 4Q24
•Adjusted EBITDA from continuing operations of $2.9 million
◦vs. $5.0 million in 4Q24
•Adjusted EBITDA from continuing operations margin of 3.7%
◦vs. 7.4% in 4Q24
•Cash, cash equivalents, restricted cash and short-term marketable securities were $53.1 million at the quarter end
•Total quarter Active Buyers of 1,650 thousand
◦vs. 1,274 thousand in 4Q24
◦Increase of 29.5% YoY
•Orders of 1,561 thousand
◦vs. 1,226 thousand in 4Q24
◦Increase of 27.3% YoY
Key Financial Metrics from continuing operations for the Full Year 2025
•Revenue of $310.8 million
◦vs. $260.0 million in FY 2024
◦Increase of 19.5% YoY
•Gross profit of $246.8 million
◦vs. $207.1 million in FY 2024
◦Increase of 19.1% YoY
•Gross margin of 79.4%
◦vs. 79.7% in FY 2024
•Loss from continuing operations of $20.2 million
◦vs. loss of $40.0 million in FY 2024
•Adjusted EBITDA from continuing operations of $13.5 million
◦vs. $8.7 million in FY 2024
•Adjusted EBITDA from continuing operations margin of 4.4%
◦vs. 3.3% in FY 2024
•Orders of 6,075 thousand
◦vs. 4,850 thousand in FY 2024
◦Increase of 25.3% YoY
Financial Outlook
For first quarter 2026, ThredUp expects:
•Revenue in the range of $79.5 million to $80.5 million
•Gross margin in the range of 78.0% to 79.0%
•Adjusted EBITDA margin of approximately 3.0%
•Depreciation and amortization of approximately $3.4 million
•Stock-based compensation of approximately $6.0 million
•Weighted-average shares of approximately 128 million
For fiscal year 2026, ThredUp expects:
•Revenue in the range $349.0 million to $355.0 million
•Gross margin in the range of 78.0% to 79.0%
•Adjusted EBITDA margin of approximately 6.0%
•Depreciation and amortization of approximately $13.7 million
•Stock-based compensation of approximately $24.4 million
•Weighted-average shares of approximately 130 million
Conference Call and Webcast
•The live and archived webcast and all related earnings materials will be available at ThredUp’s investor relations website: ir.thredup.com/news-events/events-and-presentations.

ThredUp Inc.
Condensed Consolidated Statements of Operations
(in thousands, except percentages, unaudited)
Three Months Ended	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Revenue	$64,533	$66,717	$61,514	$67,267	$71,291	$77,657	$82,161	$79,704
Cost of revenue	12,820	14,159	12,760	13,167	14,920	15,921	16,949	16,270
Gross profit	51,713	52,558	48,754	54,100	56,371	61,736	65,212	63,434
Gross margin	80.1%	78.8%	79.3%	80.4%	79.1%	79.5%	79.4%	79.6%
Operating expenses:
Operations, product and technology	37,125	34,975	33,296	36,814	35,126	37,525	38,545	41,663
Marketing	10,851	13,258	12,912	11,618	13,143	16,206	16,186	13,447
Sales, general and administrative	16,132	13,930	13,010	13,823	13,536	13,250	14,869	15,003
Total operating expenses	64,108	62,163	59,218	62,255	61,805	66,981	69,600	70,113
Operating expenses as a % of revenue	99.3%	93.2%	96.3%	92.5%	86.7%	86.3%	84.7%	88.0%
Operating loss	(12,395)	(9,605)	(10,464)	(8,155)	(5,434)	(5,245)	(4,388)	(6,679)
Operating loss % of revenue	(19.2)%	(14.4)%	(17.0)%	(12.1)%	(7.6)%	(6.8)%	(5.3)%	(8.4)%
Interest expense	(677)	(652)	(629)	(567)	(514)	(496)	(477)	(432)
Other income, net	893	871	739	671	790	596	583	1,541
Loss before income taxes	(12,179)	(9,386)	(10,354)	(8,051)	(5,158)	(5,145)	(4,282)	(5,570)
Provision (benefit) for income taxes	11	6	4	8	57	31	(34)	5
Loss from continuing operations	(12,190)	(9,392)	(10,358)	(8,059)	(5,215)	(5,176)	(4,248)	(5,575)
Loss from continuing operations margin	(18.9)%	(14.1)%	(16.8)%	(12.0)%	(7.3)%	(6.7)%	(5.2)%	(7.0)%
Loss from discontinued operations	(4,364)	(4,562)	(14,413)	(13,648)	—	—	—	—
Net loss	$(16,554)	$(13,954)	$(24,771)	$(21,707)	$(5,215)	$(5,176)	$(4,248)	$(5,575)

ThredUp Inc.
Reconciliation of Loss from Continuing Operations to Adjusted EBITDA
(in thousands, except percentages, unaudited)
Three Months Ended	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Loss from continuing operations	$(12,190)	$(9,392)	$(10,358)	$(8,059)	$(5,215)	$(5,176)	$(4,248)	$(5,575)
Stock-based compensation expense	6,911	6,719	6,162	6,055	5,520	4,500	4,439	4,544
Depreciation and amortization	3,748	3,622	3,526	6,432	3,169	3,166	3,138	3,451
Impairment of long-lived assets	—	—	—	—	—	—	—	1,070
Interest expense	677	652	629	567	514	496	477	432
Legal settlement and fees	—	—	—	—	—	—	—	250
Provision (benefit) for income taxes	11	6	4	8	57	31	(34)	5
Severance and other reorganization costs	2,731	(119)	351	(14)	(3)	—	—	—
Gain on sale of non-marketable equity investment	—	—	—	—	(234)	—	—	(1,250)
Adjusted EBITDA	$1,888	$1,488	$314	$4,989	$3,808	$3,017	$3,772	$2,927
Adjusted EBITDA margin	2.9%	2.2%	0.5%	7.4%	5.3%	3.9%	4.6%	3.7%

ThredUp Inc.
Active Buyers and Orders
(in thousands, unaudited)
Three Months Ended	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Active Buyers	1,296	1,257	1,248	1,274	1,370	1,465	1,568	1,650
Orders	1,181	1,271	1,172	1,226	1,371	1,535	1,608	1,561

ThredUp Inc.
Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses
(in thousands, except percentages, unaudited)
Three Months Ended	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Operations, product, and technology	$37,125	$34,975	$33,296	$36,814	$35,126	$37,525	$38,545	$41,663
Marketing	10,851	13,258	12,912	11,618	13,143	16,206	16,186	13,447
Sales, general, and administrative	16,132	13,930	13,010	13,823	13,536	13,250	14,869	15,003
Total operating expenses	64,108	62,163	59,218	62,255	61,805	66,981	69,600	70,113
Less: Stock-based compensation expense	(6,911)	(6,719)	(6,162)	(6,055)	(5,520)	(4,500)	(4,439)	(4,544)
Less: Severance and other reorganization costs	(2,731)	119	(351)	14	3	—	—	—
Total non-GAAP operating expenses	$54,466	$55,563	$52,705	$56,214	$56,288	$62,481	$65,161	$65,569
Non-GAAP operating expenses % of revenue	84.4%	83.3%	85.7%	83.6%	79.0%	80.5%	79.3%	82.3%

ThredUp Inc.
Stock-Based Compensation Expense Details
(in thousands, unaudited)
Three Months Ended	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Operations, product, and technology	$2,513	$2,821	$3,046	$3,002	$2,645	$2,306	$1,982	$2,135
Marketing	152	107	112	116	114	112	99	155
Sales, general, and administrative	4,246	3,791	3,004	2,937	2,761	2,082	2,358	2,255
Total stock-based compensation expense	$6,911	$6,719	$6,162	$6,055	$5,520	$4,500	$4,439	$4,544

ThredUp Inc.
Severance and Other Reorganization Costs Details
(in thousands, unaudited)
Three Months Ended	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Operations, product, and technology	$1,077	$(94)	$—	$—	$—	$—	$—	$—
Marketing	421	—	—	—	—	—	—	—
Sales, general, and administrative	1,233	(25)	351	(14)	(3)	—	—	—
Total severance and other reorganization costs	$2,731	$(119)	$351	$(14)	$(3)	$—	$—	$—

ThredUp Inc.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Assets:
Current assets:
Cash and cash equivalents	$41,057	$40,969	$46,218	$38,629
Marketable securities	5,719	6,606	4,893	9,498
Accounts receivable, net	4,234	3,799	3,725	2,437
Other current assets	9,450	9,368	5,665	6,112
Total current assets	60,460	60,742	60,501	56,676
Operating lease right-of-use assets	27,773	28,496	27,337	25,376
Property and equipment, net	67,517	67,654	67,901	67,243
Goodwill	10,746	10,746	10,746	10,746
Other assets	6,004	5,965	5,984	7,204
Total assets	$172,500	$173,603	$172,469	$167,245
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable	$13,000	$11,159	$12,328	$10,329
Accrued and other current liabilities	28,381	26,934	26,279	24,511
Seller payable	15,758	16,345	17,934	18,264
Operating lease liabilities, current	4,606	4,870	5,123	5,401
Current portion of long-term debt	3,860	3,865	3,870	3,875
Total current liabilities	65,605	63,173	65,534	62,380
Operating lease liabilities, non-current	31,140	31,500	30,058	28,580
Long-term debt, net of current portion	17,184	16,216	15,247	14,276
Other non-current liabilities	2,488	2,507	2,558	2,816
Total liabilities	116,417	113,396	113,397	108,052
Commitments and contingencies
Stockholders’ equity:
Common stock	11	12	12	12
Additional paid-in capital	617,150	626,449	629,560	635,253
Accumulated other comprehensive income (loss)	(2)	(2)	—	3
Accumulated deficit	(561,076)	(566,252)	(570,500)	(576,075)
Total stockholders’ equity	56,083	60,207	59,072	59,193
Total liabilities and stockholders’ equity	$172,500	$173,603	$172,469	$167,245

ThredUp Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)
Three Months Ended	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Cash flows from continuing operating activities:
Loss from continuing operations	$(5,215)	$(5,176)	$(4,248)	$(5,575)
Adjustments to reconcile loss from continuing operations to net cash provided by (used in) continuing operating activities:
Stock-based compensation expense	5,520	4,500	4,439	4,544
Depreciation and amortization	3,169	3,166	3,138	3,451
Reduction in carrying amount of right-of-use assets	1,080	1,144	1,205	1,212
Impairment of long-lived assets	—	—	—	1,070
Other	(183)	34	66	(750)
Changes in operating assets and liabilities:
Accounts receivable, net	(667)	435	74	1,288
Other current and non-current assets	(29)	125	58	(520)
Accounts payable	4,719	(1,965)	1,622	(2,955)
Accrued and other current liabilities	(1,863)	(1,079)	(680)	(2,357)
Seller payable	617	586	1,589	330
Operating lease liabilities	(1,088)	(1,243)	(1,235)	(1,201)
Other non-current liabilities	(317)	(183)	—	—
Net cash provided by (used in) continuing operating activities	5,743	344	6,028	(1,463)
Cash flows from continuing investing activities:
Purchases of marketable securities	(3,214)	(5,875)	(3,872)	(7,762)
Sale and maturities of marketable securities	10,104	5,050	5,650	3,225
Purchases of property and equipment	(1,815)	(3,279)	(3,651)	(1,727)
Net cash provided by (used in) continuing investing activities	5,075	(4,104)	(1,873)	(6,264)
Cash flows from continuing financing activities:
Repayment of debt	(1,000)	(1,000)	(1,000)	(1,000)
Proceeds from issuance of stock-based awards	1,151	13,701	6,915	6,164
Payment of withholding taxes on stock-based awards	(1,740)	(9,029)	(8,446)	(5,113)
Net cash provided by (used in) continuing financing activities	(1,589)	3,672	(2,531)	51
Net change in cash, cash equivalents and restricted cash from continuing operations	9,229	(88)	1,624	(7,676)

Net cash flow provided by discontinued operating activities	—	—	—	—
Net cash flow used in discontinued investing activities	—	—	—	—
Net change in cash, cash equivalents and restricted cash from discontinued operations	—	—	—	—
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	—	—	—	—
Net change in cash, cash equivalents, and restricted cash	9,229	(88)	1,624	(7,676)
Cash, cash equivalents, and restricted cash, beginning of period	40,488	49,717	49,629	51,253
Cash, cash equivalents, and restricted cash, end of period	$49,717	$49,629	$51,253	$43,577

ThredUp Inc.
Reconciliation of Net Cash Provided By (Used In) Operating Activities to Non-GAAP Free Cash Flow from Continuing Operations
(in thousands, unaudited)
Three Months Ended	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Net cash provided by (used in) continuing operating activities	$5,743	$344	$6,028	$(1,463)
Purchases of property and equipment	(1,815)	(3,279)	(3,651)	(1,727)
Non-GAAP free cash flow from continuing operations	$3,928	$(2,935)	$2,377	$(3,190)

Investors
ir@thredup.com
Media
media@thredup.com
About ThredUp
ThredUp is transforming resale with technology and a mission to inspire the world to think secondhand first. By making it easy to buy and sell secondhand, ThredUp has become one of the world's largest online resale platforms for apparel, shoes and accessories. Sellers enjoy ThredUp because we make it easy to clean out their closets and unlock value for themselves or for the charity of their choice while doing good for the planet. Buyers enjoy shopping value, premium and luxury brands all in one place, at up to 90% off estimated retail price. Our proprietary operating platform is the foundation for our managed marketplace and consists of distributed processing infrastructure, proprietary software and systems and data science expertise. With ThredUp’s Resale-as-a-Service, some of the world's leading brands and retailers are leveraging our platform to deliver customizable, scalable resale experiences to their customers. ThredUp has processed over 200 million unique secondhand items from 60,000 brands across 100 categories. By extending the life cycle of clothing, ThredUp is changing the way consumers shop and ushering in a more sustainable future for the fashion industry.
Forward-Looking Statements
This financial supplement contains forward-looking statements within the meaning of the federal securities laws, which are statements that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential”, “looking ahead,” “looking forward,” “seeking” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this financial supplement include, but are not limited to, guidance on financial results for the first quarter and full year of 2026; statements about future free cash flow, operating results, capital expenditures and other developments in our business and our long term growth; trends, consumer demand and growth in the online resale markets; the momentum of our business; our investments in technology and infrastructure, including with respect to AI technologies; the impact of tariffs and other changes to global trade on our business; the success and expansion of our RaaS® model and the timing and plans for future RaaS® clients;the implementation and success of direct selling and premium listings on ThredUp; our ability to attract new Active Buyers, including our efforts to make resale more engaging and accessible to a wider audience through innovative shopping experiences, such as the launch of our rebrand; and legal and regulatory developments.
More information on these risks and other potential factors that could affect the Company’s business, reputation, results of operations, financial condition, and stock price is included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The forward-looking statements in this financial supplement are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing ThredUp’s views as of any date subsequent to the date of this financial supplement.

Additional information regarding these and other factors that could affect ThredUp's results is included in ThredUp’s SEC filings, which may be obtained by visiting our Investor Relations website at ir.thredup.com or the SEC's website at www.sec.gov.
Non-GAAP Financial Measures and Other Operating and Business Metrics
This financial supplement and the accompanying tables contain non-GAAP financial measures: Adjusted EBITDA from continuing operations, Adjusted EBITDA from continuing operations margin, Non-GAAP operating expenses, and Non-GAAP free cash flow from continuing operations. In addition to our results determined in accordance with GAAP, we believe that these non-GAAP financial measures, are useful in evaluating our operating performance. We use these non-GAAP financial measures to evaluate and assess our operating performance and the operating leverage in our business, and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures, when taken collectively with our GAAP results, may be helpful to investors because they provide consistency and comparability with past financial performance and assist in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. These non-GAAP financial measures are presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP and may be different from similarly-titled non-GAAP financial measures used by other companies.
A reconciliation is provided above for Non-GAAP Adjusted EBITDA from continuing operations to Loss from continuing operations, the most directly comparable financial measures stated in accordance with GAAP. We calculate Adjusted EBITDA from continuing operations as Loss from continuing operations adjusted to exclude, where applicable in a given period, stock-based compensation expense, depreciation and amortization, interest expense, impairment of long-lived assets, legal settlement and fees, provision for income taxes, severance and other reorganization costs, and gains related to non-marketable equity investment.
A reconciliation is provided above for Non-GAAP operating expenses to Total operating expenses, the most directly comparable financial measures stated in accordance with GAAP. Non-GAAP operating expenses are Total operating expenses adjusted to exclude stock-based compensation expense and severance and other reorganization costs.
A reconciliation is provided above for Non-GAAP free cash flow from continuing operations to Net cash provided by (used in) continuing operating activities, the most directly comparable financial measure stated in accordance with GAAP. We calculate Non-GAAP free cash flow from continuing operations as Net cash provided by (used in) continuing operating activities reduced by Purchases of property and equipment.

ThredUp is not providing a quantitative reconciliation of forward-looking guidance of the non-GAAP measures above, including Adjusted EBITDA margin to net loss margin, the most directly comparable financial measure under GAAP, because certain items are out of ThredUp’s control or cannot be reasonably predicted. We calculate Adjusted EBITDA as net loss adjusted to exclude, where applicable in a given period, stock-based compensation expense, depreciation and amortization, interest expense, impairment of long-lived assets, legal settlement and fees, provision for income taxes, severance and other reorganization costs, and gains related to non-marketable equity investment. Adjusted EBITDA margin represents Adjusted EBITDA divided by Revenue for the same period. Accordingly, a reconciliation for Adjusted EBITDA in order to calculate forward-looking Adjusted EBITDA margin is not available without unreasonable effort. These items are uncertain, depend on various factors, and could result in projected net loss margin being materially greater than is indicated by the currently estimated Adjusted EBITDA margin.
We encourage investors to review our results determined in accordance with GAAP and the accompanying reconciliations for more information.
An Active Buyer is a ThredUp buyer who has made at least one purchase in the last twelve months. A ThredUp buyer is a customer who has created an account and purchased in our marketplaces, including through our RaaS® clients, and is identified by a unique email address. A single person could have multiple ThredUp accounts and count as multiple Active Buyers.
Orders are defined as the total number of orders placed by buyers across our marketplaces, including through our RaaS® clients, in a given period, net of cancellations.